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                       COLUMBIA MID CAP GROWTH FUND, INC.
                                  (THE "FUND")

                 SUPPLEMENT TO THE FUND'S ABCD, T&G AND Z CLASS
                       PROSPECTUSES DATED JANUARY 1, 2006
                (REPLACING THE SUPPLEMENT DATED FEBRUARY 3, 2006)

1. The third paragraph under the heading "THE FUND - PRINCIPAL INVESTMENT STRATEGIES" is revised in its entirety as follows:

The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), and certain options and financial futures contracts (derivatives). The Fund may also invest, to a limited extent, in foreign securities, including American Depository Receipts. The Fund may invest up to 20% of its total assets in foreign securities.

2. The section entitled "MANAGING THE FUND - PORTFOLIO MANAGER" is revised in its entirety and replaced with the following:

PORTFOLIO MANAGERS

KENNETH A. KORNGIEBEL, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since July, 1996.

WAYNE M. COLLETTE, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001. Prior to 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

J. MICHAEL KOSICKI, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Kosicki has been associated with Columbia Advisors or its predecessors since 2004. Prior to 2004, Mr. Kosicki was with Fidelity Investments from 1993 to 2004, most recently as an equity analyst.

GEORGE J. MYERS, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004. Prior to 2004, Mr. Myers was a portfolio manager with Dresdner RCM Global Investors from 1999 to 2004.

THEODORE R. WENDELL, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Wendell has been associated with Columbia Advisors or its predecessors since 2000.

                                                               February 17, 2006

INT-47/106547-0206